United States

Securities and Exchange Commission

Washington, D.C. 20549

______________________

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

_______________________

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[ ] Definitive Additional Materials

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BRIGHTLANE CORP.

(Name of Registrant as Specified In Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BRIGHTLANE CORP.

3270 Sul Ross St.

Houston, TX 77098

(404) 419-6040

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 6, 2017

Dear Stockholder:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of Brightlane Corp., a Nevada corporation (which we refer to as “we,” “us,” “our,” or the “Company”), to be held at 4140 Roswell Rd. NE Atlanta, GA 30342, at 5:00 p.m. local time, on Monday, November 6, 2017.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals to: (1) elect three (3) directors to serve for the ensuing year as members of the Board of Directors of the Company; (2) ratify the appointment of Paritz & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and (3) transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe these matters in more detail. We urge you to read this information carefully.

The Board of Directors recommends a vote: FOR each of the three (3) nominees for director named in the Proxy Statement, and FOR the ratification of the appointment of Paritz & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Whether or not you attend the Annual Meeting in person, and regardless of the number of shares of Brightlane Corp. that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to vote your shares of common stock by promptly marking, dating, signing, and returning the accompanying proxy card via mail or fax. Voting by written proxy will ensure that your shares are represented at the Annual Meeting.

On behalf of the Board of Directors of Brightlane Corp., we thank you for your participation.

Sincerely,

/s/ Steve Helm
Steve Helm
Chief Executive Officer/President

BRIGHTLANE CORP.

3270 Sul Ross St.

Houston, TX 77098

(404) 419-6040

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 6, 2017

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Brightlane Corp., a Nevada corporation ( “we,” “us,” “our,” or the “Company”), will be held on Monday, November 6, 2017 at 5:00 p.m. local time, at 4140 Roswell Rd. NE Atlanta, GA 30342. We will consider and act on the following items of business at the Annual Meeting:

1. To elect three (3) directors to serve as members of the Board of Directors of the Company (our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified. The director nominees named in the Proxy Statement for election to our Board are: Steve Helm, James Odell Barnes, Jr., David Hill, II;

2. To ratify the appointment of Paritz & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2017; and

3. To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The Proxy Statement accompanying this Notice describes each of these items of business in detail. Only stockholders of record at the close of business on October 3, 2017 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock by promptly marking, dating, signing, and returning the accompanying proxy card via mail or fax. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

   The Board of Directors unanimously recommends a vote “for” the approval of each of the proposals to be submitted at the meeting.

Sincerely,

/s/ Steve Helm
Steve Helm
Chief Executive Officer/President

BRIGHTLANE CORP.

3270 Sul Ross

Houston, TX 77098

(404) 419-6040

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 6, 2017

INFORMATION ABOUT THE ANNUAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors ( “Board”) of Brightlane Corp., a Nevada corporation ( “we,” “us,” “our,” or the “Company”), for use at our 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Monday, November 6, 2017, at 5:00 pm local time, at 4140 Roswell Rd. NE Atlanta, GA 30342, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

We intend to mail the Notice on or about October 12, 2017 to all stockholders of record entitled to vote at the Annual Meeting.

Why am I receiving these materials?

At the Annual Meeting, the shareholders will act upon the matters described in the notice of meeting contained in this Proxy Statement, including the adoption of the amended and restated bylaws, the election of directors, and the election of officers.  We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting.  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign, and return the enclosed proxy card.

Who Can Vote, Outstanding Shares

Record holders of our common stock as of the close of business on October 3, 2017, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting on all matters to be voted upon. As of the record date, there were 19,442,667 shares of our common stock outstanding, each entitled to one vote.

Voting of Shares

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. The method of voting by proxy differs for shares held as a record holder and shares held in “street name.” If you hold your shares of common stock as a record holder, you may vote your shares by completing, dating and signing the proxy card and promptly returning the proxy card via mail or facsimile. If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive the Notice from your broker, bank or other nominee that includes instructions on how to vote your shares.

If you are a stockholder of record, you may vote your shares as follows:

•

To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•

To vote using the proxy card that will be delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided or fax it to (404) 419-6040. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

YOUR VOTE IS VERY IMPORTANT. You should submit your proxy even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

•

FOR each of the three (3) nominees for director named in the Proxy Statement, and

•

FOR the ratification of the appointment of Paritz & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

With respect to any other matter that properly comes before the Annual Meeting or any continuation, postponement or adjournment thereof, the proxy-holders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

What am I voting on?

You are voting on two proposals:

1) The election of the three (3) nominees for director named in the Proxy Statement.

2) The ratification of Partiz & Company, P.A. as our Independent Registered Public Accounting Firm.

What are the Board’s recommendations?

The Board recommends a vote:

1) For the election of the three (3) nominees for director named in the Proxy Statement.

2) For the ratification of Paritz & Company, P.A. as our Independent Registered Public Accounting Firm

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares as recommended by our Board, or if no recommendation is given, in their own discretion.

Revocation of Proxy

If you are a stockholder of record, you may revoke your proxy at any time before your proxy is voted at the Annual Meeting by taking any of the following actions:

•

delivering to our corporate secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

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signing and delivering a new proxy card, relating to the same shares and bearing a later date than the original proxy card; or

•

attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy.

Written notices of revocation and other communications with respect to the revocation of Company proxies should be addressed to:

Brightlane Corp.

3270 Sul Ross

Houston, TX 77098

(404) 419-6040

If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. See below regarding how to vote in person if your shares are held in street name.

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the record holder of the shares, which is the broker or other nominee, authorizing you to vote at the Annual Meeting. Stockholders who wish to attend the Annual Meeting will be required to present verification of ownership of our common stock, such as a bank or brokerage firm account statement, and will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

Quorum and Votes Required

The inspector of elections appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. The inspector of elections will also determine whether a quorum is present. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority in voting power of all of the 19,442,667 shares of the stock entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes (as discussed below), will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present.

A broker non-vote occurs when a broker, bank or other agent holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum. The election of directors (Proposal 1) is considered a non-routine matter and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. The ratification of the appointment of Paritz & Company, P.A. as our independent registered public accounting firm (Proposal 2) is considered a routine matter on which a broker, bank or other agent has discretionary authority to vote, so there will not be any broker non-votes in connection with this proposal.

What is the effect of not voting?

It will depend on how your share ownership is registered.  If you own shares as a registered holder and do not vote, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement.  If a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

If you own shares in street name and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum.  In the absence of your voting instructions, your broker may or may not vote your shares in its discretion depending on the proposals before the meeting.  Your broker may vote your shares in its discretion on routine matters.  With regard to non-routine matters, broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether these matters have been approved.  Abstentions will be counted toward the tabulation of votes and will have the same effect as negative notes.  Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any adjournment or postponement of that meeting unless a new record date is or must be set for such adjournment or postponement).

What vote is required to approve the proposals?

If a quorum is present at the Annual Meeting, then the election of each director requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

If a quorum is present at the Annual Meeting, then the ratification of the Independent Registered Public Accounting Firm requires the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting.

Solicitation of Proxies

Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by delivery of the Notice or this Proxy Statement by mail, we will request that brokers, banks and other nominees that hold shares of our common stock, which are beneficially owned by our stockholders, send Notices, proxies and proxy materials to those beneficial owners and secure those beneficial owners’ voting instructions. We will reimburse those record holders for their reasonable expenses. We do not intend to hire a proxy solicitor to assist in the solicitation of proxies. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by Internet, facsimile or special delivery letter.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Nominees

Our Board currently consists of two (2) members, none of whom are independent under the listing standards for independence of the NASDAQ and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board believes the directors nominated collectively have or will have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value. Each director elected at the Annual Meeting will serve a one (1) year term until the Company’s next annual meeting and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise instructed, the proxy-holders will vote the proxies received by them for the three (3) nominees named below. If any of the nominees is unable, or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxy-holders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy-holders. Independent directors, as defined by the Exchange Act, will be elected at a later date.

Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

Name	Age	Position with the Company
Steve Helm	56	President, Chief Executive Officer, Chairman of the Board of Directors
James Odell Barnes, Jr.	65	Director
David Hill, II	30	Vice President of Business and Legal Affairs, Director

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” EACH

OF THE THREE (3) NOMINEES FOR DIRECTOR

NAMED IN THIS PROXY STATEMENT.

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled only by a majority of the directors remaining in office (even though they constitute less than a quorum of our Board) or a sole remaining director, or a majority vote by the stockholders. A director elected by our Board to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Set forth below is biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on our Board at this time.

Steve Helm has served as our President and Chief Executive Officer and Chairman of our Board since October 1, 2015. Mr. Helm is a seasoned real estate executive specializing in the areas of finance, development/acquisition and property management for over 25 years.  Mr. Helm is also currently the CFO of New Regional Planning, a real estate strategy and consulting firm. From 2004 to 2009 he served as Regional Director for Imperial Capital Bank/Bancorp (NYSE), launching the Texas/Rocky Mountain real estate lending platform as part of the firm’s national expansion. In that capacity, he opened and managed four real estate loan production offices (Dallas, Austin, Denver & Kansas City) covering the Texas, New Mexico, Oklahoma, Arkansas, Colorado and Kansas markets and funded in excess of $500 million of structured debt and portfolio permanent credit facilities from $500,000 to $20 million for a broad range of real estate development activities. Steve holds an MBA from the Cox School of Business, Southern Methodist University and a BBA – Finance from the University of Texas at Austin.

James Odell Barnes, Jr. is nationally known as the “Foreclosure King” and is one of the largest buyers of REO (Real Estate Owned) foreclosed homes in the United States. Mr. Barnes has been involved in the business of owner-financing single-family homes since 1979. Mr. Barnes has bought and sold over 50,000 bank-owned and REO properties and established a reputation as one of the most successful and knowledgeable real estate professionals in the U.S. bank-owned and REO property market. Mr. Barnes' success, knowledge, and experience has garnered him attention in the Wall Street Journal, NPR, ABC's Nightline, and on the list of “TIME 100 Finalists” for Time magazine’s 2009 person-of-the-year honors.

David Hill, II has served as our Vice President of Business and Legal Affairs, since August 1, 2016. Mr. Hill is an entrepreneurial attorney.  Mr. Hill has counseled and consulted start-ups in regards to equity functions, regulatory issues, business development, and venture capital funding.

Mr. Hill earned a Bachelor of Arts degree is Political Science from Auburn University, a Juris Doctorate from the Cumberland School of Law at Samford University, and a Masters of Laws in Law and Entrepreneurship from the Duke University School of Law.  Mr. Hill is a member of the State Bar of Georgia.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Paritz & Company, P.A. (which we refer to as “Paritz”) as our independent registered public accounting firm for the year ending December 31, 2017, and our Board has directed that management submit the appointment of Paritz as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Paritz as our independent registered public accountants is not required by our Bylaws or otherwise. However, our Board is submitting the appointment of Paritz to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether or not to retain Paritz. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accountant at any time during the year if the Board of Directors determines that such a change would be in the Company’s and our stockholders’ best interests.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PARITZ & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

Fees Incurred for Services by Principal Accountant

The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2016 and 2015 by our independent registered public accounting firm, Paritz & Company, P.A., for the audit of our consolidated financial statements for the years ended December 31, 2016 and 2015, and assistance with the reporting requirements thereof, the review of our condensed consolidated financial statements included in our quarterly reports on Form 10-Q, the filing of our Form 8-K, professional services in connection with our registration statements, securities offerings, audits of financial statements of certain acquired assets, and preparation of (Federal and State) Income Tax returns.

	2015	2016
Audit Fees	$22,500	$21,500

Pre-Approval Policies and Procedures

The Audit Committee will have responsibility for selecting, appointing, evaluating, compensating, retaining and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee will establish policies and procedures in its charter regarding pre-approval of any audit and non-audit service provided to the Company by the independent registered public accounting firm and the fees and terms thereof.

CORPORATE GOVERNANCE

Board Composition

Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of two authorized members.

Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our Board has determined that, Mr. Helm, by virtue of his executive officer position, and Mr. Barnes, by virtue of his stock ownership, are not considered “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. Our Board, at a later date, will elect directors that are considered “independent”. In making those selections, our Board will consider the current and prior relationships that each nonemployee director nominee has with our Company and all other facts and circumstances our Board deems relevant in determining a director’s independence, including the beneficial ownership of our capital stock by each nonemployee director nominee.

Committees of the Board of Directors

Our Board of Directors will establish an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees will consist of three members, all of whom are “independent” directors in accordance with the listing standards established by the NASDAQ Capital Market. Each of our board committees is subject to a charter that complies with current SEC and NASDAQ rules relating to corporate governance matters. Each of our committees will operate under a written charter, a copy of which will be available at our investor relations website located at http://www.brightlanecorp.com/.

Audit Committee

The Audit Committee, will be chosen by our Board of Directors, and will assist our Board of Directors in overseeing our accounting and financial reporting processes and the audits of our financial statements. Each of the Audit Committee members will meet the definition of “independent director” for purposes of the NASDAQ Capital Market rules and the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended.

Compensation Committee

The Compensation Committee, will be chosen by our Board of Directors, and will approve all compensation for our executive officers and otherwise support our Board of Directors in fulfilling its oversight responsibilities relating to senior management and director compensation and reviews compensation received by directors for service on our Board of Directors and its committees. The members of our Compensation Committee will satisfy the NASDAQ Capital Market’s independence standards.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, will be chosen by the Board of Directors, and will assist our Board of Directors in identifying and recommending candidates to fill vacancies on our Board of Directors and for election by the stockholders, recommending committee assignments for directors, overseeing our Board of Directors’ annual evaluation of the performance of our Board of Directors, its committees and individual directors, and developing and recommending to our Board of Directors appropriate corporate governance policies, practices and procedures for our Company. The members of our Nominating and Corporate Governance Committee will satisfy the NASDAQ Capital Market’s independence standards.

Board Leadership Structure

Mr. Helm has served as our Chief Executive Officer and chairman of the board since October 2015. While we do not have a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, our Board of Directors has determined that at this time it is appropriate for the Chairman and the Chief Executive Officer to be the same individual. The Board believes that having a combined role, considering the

Company’s size, enhances the ability to provide insight and direction on important strategic initiatives to both management and the Board, and to ensure that they act with a common purpose. We also believe that our overall corporate governance policies and practices adequately address any governance concerns raised by the dual Chief Executive Officer and Chairman role. Separating the roles would potentially result in less effective management and governance processes through undesirable duplication of work and, in worst case, lead to a blurring of the current clear lines of accountability and responsibility.

Role of the Board in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors will administer this oversight function directly, with support from its three future committees: the Audit Committee, the Nominating and Corporate Governance committee and the Compensation Committee, each of which will address risks specific to its respective areas of oversight. In particular, our Audit Committee will have the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee will also monitor compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee will monitor all current and proposed property investments, evaluate the performance of such investments, monitor the effectiveness of our corporate governance guidelines, including whether they are able to prevent illegal or improper liability-creating conduct. Our Compensation Committee will assess and monitor whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.

Process for Stockholders to Send Communications to our Board of Directors

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our Board. However, if a stockholder would like to send a communication to our Board, please address the letter to the attention of our corporate secretary, Steve Helm and it will be distributed to each director.

Limitation of Liability of Directors and Indemnification of Directors and Officers

The Nevada Revised Statutes, or NRS, permits a Nevada corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty that is established by a final judgment and which is material to the cause of action. Our charter contains a provision that eliminates such liability to the maximum extent permitted by Nevada law.

The NRS requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. The NRS permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless:

•

Otherwise provided in NRS 35.230, 90.660, 91.250, 452.200, 452.270, 668.045 and 694A.030, or unless the articles of incorporation or an amendment thereto, in each case filed on or after October 1, 2003, provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that:

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(a) The director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and

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(b) The breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Our bylaws obligate us, to the maximum extent permitted by Nevada law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of such a proceeding to any present or former director or officer of our company who is made, or threatened to be made, a party to, or witness in, the proceeding by reason of his or her service in that capacity.

Insofar as the foregoing provisions permit indemnification of directors, officers or persons controlling us for liability arising under the Securities Act, we have been informed that in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The table below sets forth the beneficial ownership of our common stock, as of October 2, 2017, by:

•

All of our current directors and executive officers, individually; and

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All persons who beneficially own more than 5% of our outstanding common stock.

The beneficial ownership of each person was calculated based on 19,442,667 shares of our common stock outstanding as of October 2, 2017. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it in the usual sense, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness, but excludes stock appreciation rights. Two or more persons might count as beneficial owners of the same share. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Each person named in the table has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. Unless otherwise noted, the address of the following persons listed below is c/o Brightlane Corp., 3270 Sul Ross, Houston, TX 77098.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
Steve Helm	0	0%
3270 Sul Ross St.
Houston, TX 77098

Peter Hellwig	0	0%
101 Marketplace Ave., Suite 404-128
Ponte Vedra, FL 32081

David Hill, II	4,800,640	24.69%
PO Box 8897
Atlanta, GA 31106

All officers and directors as a group (3 persons)	4,800,640	24.69%

Brightlane Acquisition Corp.	6,060,000	31.17%
101 Marketplace Ave., Suite 404-128
Ponte Vedra, FL 32081

Lloyd Dominick	2,865,729	15.25%
1860 Barnett Shoals Rd., Suite 502
Athens, GA 30605

James Odell Barnes, Jr. Irrevocable Trust	2,133,618	10.97%
C/O David Hill, II
Attorney at Law
PO Box 8897
Atlanta, GA 31106

Jeanne M. Reaves Revocable Trust	1,050,017	5.40%
321 Cove View Court
Columibia, SC 29212

David W. Campbell	1,049,966	5.40%
13 Dunleith Court
Irmo, SC 29063

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following sets forth information regarding the current executive officers of the Company. Biographical information pertaining to Steve Helm, who is both a director and an executive officer of the Company, may be found in the section above entitled “Proposal No. 1, Election of Directors — Information About Director Nominees.”

Name	Age	Position
Steve Helm	56	President, Chief Executive Officer, Secretary, Treasurer, Chairman of the Board of Directors
Peter Hellwig	51	Chief Financial Officer

Mr. Hellwig has served as our Chief Financial Advisor since December 1, 2015. Mr. Hellwig is a seasoned professional with over 25 years of corporate and consultancy expertise residing primarily in strategic planning, corporate development, mergers and acquisitions, and operations. Mr. Hellwig has provided corporate & business development consulting services to many Fortune 1000 clients as well as small business and start-up operations. His career began with a mid-sized international strategy-consulting firm in Washington, D.C., where he conducted and managed over 400 projects for C-Suite executives involving market entry/exit, new product/service introduction, competitive analysis, product differentiation, benchmarking, and JV and M&A programs. These projects facilitated and supported strategic planning and corporate development initiatives, and have spanned a broad range of industries from aerospace and pharmaceuticals to consumer products.

Mr. Hellwig also co-founded a boutique strategic planning consulting firm servicing international mid- to large-size corporate clientele specializing in financial services, B2B dot.com services, high value information exchange and management products, and enterprise-wide systems solutions.

In 2003, Mr. Hellwig founded another consulting services company providing outsourced executive and management consulting services to provide start-up and early stage development services to clients. Here he managed the operations of numerous companies and assisted in the start-up operations of several businesses to include various specialty chemical operations, natural and organic foods, among other products and services.  In addition, he assisted clients in managing their micro-cap public company operations to leverage their public nature to access the capital markets.

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to our executive officers for the years ended December 31, 2016.

Name and Principal Position	Year	Salary
Steve Helm, CEO(1)	2016	*
Peter Hellwig	2016	$36,000

* $6,250 is accrued per quarter for an annual total of $25,000 for the year’s end December 31, 2016

Narrative Disclosure to Summary Compensation Table

Steve Helm

Mr. Helm has served as our President, Chief Executive Officer and as Chairman since October 1, 2015. There was no compensation paid in cash or in stock to our Chief Executive Officer for services rendered for each of the years ending December 31, 2016 and 2015.  However, we are accruing an annual compensation for our Chief Executive Office at a rate of $6,250 per quarter for an annual total of $25,000.

Peter Hellwig

Peter Hellwig has been our CFO since December 1, 2015. In 2016, compensation of $36,000 was paid to Mr. Hellwig. He is currently being paid a compensation of $1,000 per week.

Outstanding Equity Awards at December 31, 2016

There have been no equity awards to date.

Compensation of Non-Employee Directors

There has been no compensation awarded to non-employee directors to date.

Incentive Compensation Plan

An incentive compensation plan is to be adopted and approved at a later date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

Since September 2015, there have been no transactions, nor are there any currently proposed transactions, between us and any of our officers, directors or their family members, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years.

We have adopted a policy that any transactions with directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our board.

OTHER MATTERS

Section 16(A) Beneficial Ownership Reporting Compliance

Rules adopted by the SEC under Section 23(a) of the Securities Exchange Act of 1934, or the Exchange Act, require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than 10% of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2016.

Stockholder Proposals and Director Nominations for 2018 Annual Meeting

For any proposal, including director nominees, to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2018 annual meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at 3270 Sul Ross, Houston, TX 77098 on or before January 31, 2018. Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after that date shall be considered untimely and shall not be made a part of our proxy materials.

A stockholder who wishes to make a proposal at the next annual meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials. If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next annual meeting will have discretionary authority to vote on the proposal.

Delivery of Proxy Materials to Households

You can access a copy of our annual report on Form 10-K containing the financial statements for the fiscal year ended December 31, 2016 online by visiting www.sec.gov.

Pursuant to SEC rules, services that deliver the Company’s communications to shareholders that hold their stock through a bank, broker, or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company’s proxy statement.  Upon written or oral request, the Company will promptly deliver a separate copy of this proxy statement to any shareholder at a shared address to which a single copy of each document was delivered.  In addition, upon written or oral request, the Company will promptly deliver a copy of the annual report on Form 10-K for the year ended December 31, 2016.  Shareholders may notify the Company of their requests by calling the Company at (404) 419-6040 or by sending a written request addressed to Brightlane Corp., 3270 Sul Ross, Houston, TX 77098, Attention:  Investor Relations.

Other Matters

We will also consider any other business that properly comes before the annual meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Incorporation by Reference

Information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors

Steve Helm

Chairman of the Board of Directors,

President and Chief Executive Officer

3270 Sul Ross

Houston, TX 77098

September 18, 2017

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 is available without charge upon written request to: Corporate Secretary, Brightlane Corp., 3270 Sul Ross, Houston, TX 77098.

BRIGHTLANE CORP

Annual Meeting of Stockholders

November 6, 2017 5:00 PM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Steve Helm, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BRIGHTLANE CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 5:00 PM, EDT on 11/6/2017, at 4140 Roswell Rd. NE Atlanta, GA 30342 and any adjournment or postponement thereof. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

CONTROL #

VOTE BY FAX

Mark, sign and date your proxy card and fax it to (404) 419-6040

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting of Shareholders to be held on November 6, 2017 at 5:00 pm Local Time at 4140 Roswell Rd. NE Atlanta, GA 30342

Please Mark, Date, Sign and Return Promptly in the Enclosed Envelope

Annual Meeting Proxy Card – Brightlane Corp.

The Board of Directors recommends you vote FOR all of the following director nominees:

(1)

Election of Directors:

For ALL NOMINEES LISTED BELOW                                        WITHHOLD AUTHORITY TO VOTE

(except as marked to the contrary below)

 FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES, STRIKE THROUGH THE NOMINEES’ NAME BELOW:

01  Steve Helm

02  James Odell Barnes, JR.

03 David Hill, II

(2)

To ratify the appointment of Paritz & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

For

Against

Abstain

NOTE: if any other matters come before the Annual Meeting of Shareholders calling for a vote of shareholders, then the shares represented by this proxy may be voted by the proxy holders in accordance with their best judgment.

DATE

SIGNATURE

SIGNATURE, IF HELD JOINTLY

____________

______________________

______________________________

PLEASE RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

To Our Shareholders:

     Whether or not you are able to attend our 2017 Annual Meeting of Shareholders, it is important that your shares be represented, regardless of the number of shares you own.  Accordingly, please complete and sign the Proxy provided above and mail it in the enclosed postage paid envelope.

     We look forward to receiving your voted Proxy at your earliest convenience.